UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2011

ARGAN, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-31756	13-1947195
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Church Street, Suite 201, Rockville, MD	20850
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 315-0027

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Board of Directors of Argan, Inc. (the “Board”) has received notification from Mr. DeSoto S. Jordan that, effective July 8, 2011, he resigned from the Board. At the time of his resignation Mr. Jordan was Chairman of the Board’s Compensation Committee and a member of the Board’s Nominating Committee.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
17.1	Resignation Letter from DeSoto S. Jordan dated July 8, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARGAN, INC.

Date: July 14, 2011

By: /s/ Arthur F. Trudel
Arthur F. Trudel
Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
17.1	Resignation Letter from DeSoto S. Jordan dated July 8, 2011.